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                                                                   EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

   We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-32404) of First Avenue Networks, Inc. (formerly known as Advanced Radio Telecom Corp) of our report dated January 28, 2002, except for the fourth paragraph of Note 13, as to which the date is February 19, 2002 relating to the consolidated financial statements, which appears in this Form 10-K.



/S/  PRICEWATERHOUSECOOPERS LLP

McLean, VA
February 27, 2002